Income Tax:	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income Tax:

Note 10. Income Tax:

Income tax benefit (expense) for the six months ended June 30, 2024 and 2023 differs from the amount that would result from applying Canadian tax rates to net loss before taxes. These differences result from the items noted below:

	2024		2023
	Amount	%	Amount	%
Income tax benefit based on Canadian tax rates	$ 1,289,834	25	$ 624,459	25
Difference due to:
Different tax rates on foreign subsidiaries	3,677	0	(72,733)	(3)
Non-deductible expenses	(98,647)	(2)	(164)	0
Change in valuation allowance and other	(1,194,864)	(23)	(551,562)	(22)
Interest on income tax payable	(394,005)	(8)	0	0
Income tax expense	$ (394,005)	(8)	$ 0	0

The Company recorded income tax expense of $394,005 and nil during the six months ended June 30, 2024 and 2023. Income tax expense in 2024 was a result of interest related to the 2023 derecognition of previously recognized tax benefits as outlined below.

The 2017 through 2020 tax filings of the Company’s U.S. subsidiary are under examination by the Internal Revenue Service (IRS). Additionally, Canada Revenue Agency (CRA) is examining the Company’s 2018 and 2019 international transactions. In June 2024, the Company received a thirty-day letter and accompanying revenue agent’s report disallowing the worthless stock deductions (related to investments in the Brisas project) taken by the Company’s U.S. subsidiary for the 2017 tax year and proposing to tax income on or related to the Award that may be received by the Company in the future. The conclusions in the revenue agent’s report are consistent with the Notices of Proposed Adjustments (NOPA) issued by the IRS in 2023. The Company disagrees with the IRS’s position and filed a brief in August 2024 protesting the IRS’s conclusions and requesting an appeal. Moreover, the Company intends to pursue the competent authority process if and when appropriate to ensure no double taxation of the Award amounts by Canada and the U.S.

ASC 740-10-25 requires that the Company recognize the financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The tax benefits of the worthless stock deductions referred to above were previously recorded in the Company’s financial statements on the basis that it was more likely than not that the tax filing position would be sustained. As of each balance sheet date, the Company reassesses the tax position and considers any changes in facts or circumstances that indicate factors underlying the sustainability assertion have changed and whether the amount of the recognized tax benefit is still appropriate.

In 2023, the Company determined it appropriate to derecognize the tax benefit of the worthless stock deductions given the increased uncertainty the IRS’s position had raised and in consideration of the ongoing CRA audit. Accordingly, the Company recognized approximately $17.8 million in income tax expense (including interest of $1.8 million), as a result of the reversal of an $8.1 million income tax receivable and the recognition of an income tax payable of $9.7 million (including interest of $1.8 million) during the year ended December 31, 2023. In 2024, the Company recognized interest of $0.4 million on the income tax payable.

The Company also recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced if our estimate of future taxable income changes.

Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the tax examinations to which we are currently subject or any appeals of the IRS’s proposed adjustments will result in favorable outcomes.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits, exclusive of interest and penalties, is as follows:

	June 30,	December 31,
	2024	2023

Total amount of gross unrecognized tax benefits at beginning of year	$16,046,894	$-
Addition based on tax positions related to the current year	-	-
Addition for tax positions of prior years	-	16,046,894
Reductions for tax positions of prior years	-	-
Settlements	-	-
Total amount of gross unrecognized tax benefits at end of period	$16,046,894	$16,046,894

At June 30, 2024 and December 31, 2023, the amount of unrecognized tax benefits, inclusive of interest that, if recognized, would impact the Company’s effective tax rate were $18,192,888 and $17,798,883, respectively. The amount of unrecognized tax benefits does not include any penalties that may be assessed.

The components of the Canadian and U.S. deferred income tax assets and liabilities as of June 30, 2024 and December 31, 2023 were as follows:

	June 30,	December 31,
	2024	2023
Deferred income tax assets
Net operating loss carry forwards	$43,272,726	$43,223,586
Property, Plant and Equipment	(2,776)	(3,410)
Other	1,667,671	1,615,179
Total deferred income tax asset	44,937,621	44,835,355
Valuation allowance	(44,444,607)	(44,598,283)
Deferred income tax assets net of valuation allowance	$493,014	$237,072
Deferred income tax liabilities
Other	(493,014)	(237,072)
Net deferred income tax asset	$-	$-

At June 30, 2024, we had the following U.S. and Canadian tax loss carry forwards stated in U.S. dollars.

	U.S.	Canadian	Expires
$		$ 1,909,771	2026
		3,544,287	2027
		13,509,206	2028
		12,802,774	2029
		15,817,116	2030
		17,711,508	2031
		5,138,859	2032
		7,470,844	2033
		8,656,105	2034
		12,355,951	2035
		14,689,926	2036
		11,078,220	2037
		1,060,155	2038
		2,763,068	2039
		4,107,181	2040
		14,867,517	2041
		3,914,038	2042
		10,578,684	2043
		5,702,560	2044
	6,444,206		-
	$6,444,206	$ 167,677,770